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                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 28, 1995


                             Atrix Laboratories, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                     0-18231                         84-1043826
- -------------------         -------------------               ----------------
    (State of                  (Commission                    (IRS Employer
  incorporation)               File Number)                 Identification No.)



              2579 Midpoint Drive, Fort Collins, Colorado    80525
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              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (970)482-5868

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Change Since Last Report)

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Item 5.  Other Events.

     See the Press Releases attached hereto as Exhibit 20.1 and Exhibit 20.2.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 20.1. Press Release dated April 28, 1995 regarding the
                       signing of a License Agreement with Paravax, Inc.

                 20.2. Press Release dated May 2, 1995 regarding the
                       signing of a License Agreement with Gensia, Inc.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ATRIX LABORATORIES, INC.



Date:  May 10, 1995                 By:     /s/ Kimberly A. Marks
                                        ---------------------------------------
                                        Kimberly A. Marks, Corporate Controller

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                                 EXHIBIT INDEX

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EXHIBIT NO.                   EXHIBIT DESCRIPTION                       PAGE
- -----------                   --------------------                      ----
 20.1. Press Release dated April 28, 1995 regarding the signing of a License Agreement with Paravax, Inc.

 20.2. Press Release dated May 2, 1995 regarding the signing of a License Agreement with Gensia, Inc.

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